Memorandum of Land Contract

         THIS MEMORANDUM OF LAND CONTRACT entered into this 30th day of April 1996, and between:

Richard J. Reason, Trustee of the Richard J. Reason Agreement of Trust dated April 9, 1979, whose address is 4605 S. Ocean Blvd., Apt. A-2, Highland Beach, Florida 33487, hereinafter referred to as "Seller", and Monroe Engineering Products, Inc., a Michigan corporation, whose address is 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan, 48304, hereinafter referred to as "Purchaser".

                                   WITNESSETH:
         The Purchaser and Seller have entered into a Land Contract of even date herewith and they desire to enter into this Memorandum of Land Contract to give record notice of the existence of the said Land Contract.

         In consideration of the premises and other good and valuable consideration, the Seller acknowledges and agrees that the property described below was sold to the Purchaser on Land Contract of even date:
         Commencing on the North and South 1/4 line, 813 feet South of the Northwest corner of the Northwest 1/4 of the Southeast 1/4 of Section 15, Township 35 North, Range 5 West; thence South along the North and South 1/4 line, 120 feet; thence East, parallel with the East and West 1/4 line, 258 feet; thence North, parallel with said North and South 1/4 line, 120 feet; thence West, parallel with the East and West 1/4 line, 258 feet to the point of commencing; EXCEPTING THEREFROM Highway M-131 off the West side thereof, as now surveyed and travelled.

         Said property being located in the Township of Little
Traverse, Emmet County, Michigan

         The purpose of this Memorandum of Land Contract is to give record notice of the existence of the aforesaid land contract.

         IN WITNESS WHEREOF, the parties have executed this Memorandum of Land Contract and have caused their hands and seals to be affixed hereto the day and year first above written.

Signed, Sealed and Delivered
in Presence of:                               "Seller"

                                              /s/ Richard J. Reason
                                              -------------------------------
                                              Richard J. Reason as Trustee of
                                              the Richard J. Reason Agreement
                                              of Trust dated April 9, 1979

                                              Signatures continued on next page.

/s/ Lynette J. Batcheler
------------------------------                "Purchaser"

                                                Monroe Engineering Products,
                                                              Inc.
/s/ Sarah A. Clarkson
------------------------------                  By:  /s/ Robert J. Skandalaris
                                                     ---------------------------
                                                Its: Chairman



STATE OF MICHIGAN
                           }
COUNTY OF OAKLAND

The foregoing instrument was acknowledged before me on this 30th day of April 1996 by Richard J. Reason, Trustee of the Richard J. Reason Agreement of Trust dated April 9, 1979

                                                        Lynette J. Batcheler
                                                        ------------------------
                                                              Notary Public
                                                              County, Michigan

My Commission expires August 12, 1998


STATE OF MICHIGAN
                           }
COUNTY OF OAKLAND

The foregoing instrument was acknowledged before me on this 30th day of April 1996 by __________________________, ___________________of Monroe Engineering
Products, Inc., a Michigan corporation, on behalf of the corporation.



                                                       Lynette J. Batcheler


                                                       ------------------------
                                                               Notary Public
                                                               County, Michigan


My commission expires August 12, 1998


Drafted by and when recorded                       Tax I.D. No. 24-16-15-400-008
Return to:
                                                   Recording Fee $___________
Roger J. O'Toole, Esq.
Stone, Biber & O'Toole, P.C.
2701 Troy Center Drive
Suite 400
Troy, MI  48084


                                      -2-